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                       SUPPLEMENT DATED FEBRUARY 18, 2000
                                       TO

                        PROSPECTUS DATED NOVEMBER 1, 1999

                             THE LEGENDS FUND, INC.

     As stated in the Supplement dated January 21, 2000, ARM Financial Group Inc. ("ARM") announced on December 17, 1999 that it had signed a definitive agreement whereby The Western and Southern Life Insurance Company would acquire the insurance subsidiaries of ARM (the "Transaction"). ARM is also the parent company of Integrity Capital Advisors, Inc. (the "Current Manager"), the investment adviser to The Legends Fund, Inc. (the "Fund"). The Transaction is expected to close late in the first quarter of 2000 (the "Closing Date"). The Current Manager is not being sold in the Transaction. However, it is contemplated that upon consummation of the Transaction, the Current Manager will cease operations as an investment adviser.

     On February 18, 2000, the Board of Directors of the Fund approved a new investment management agreement (the "New Management Agreement") between the Fund and Touchstone Advisors, Inc. (the "New Manager") and new sub-advisory agreements (the "New Sub-Advisory Agreements") between the New Manager and the Sub-Advisers for the four portfolios of the Fund (the "Portfolios"), each to become effective upon the later of the Closing Date or the date shareholder approval is received. With respect to the Zweig Asset Allocation Portfolio and the Zweig Equity (Small Cap) Portfolio (the "Zweig Portfolios"), the Board of Directors re-approved the sub-advisory servicing agreement (the "Servicing Agreement") by and among Zweig/Glaser Advisers LLC, certain of its affiliates and Zweig Consulting LLC.

     The Fund intends to hold a special meeting of the shareholders on or about April 4, 2000, for the purpose of voting on the New Management and Sub-Advisory Agreements and certain other matters. Contract holders as of February 24, 2000 will receive a proxy statement and voting instructions card.

     In connection with the approval of the New Management Agreement and the New Sub- Advisory Agreements (collectively, the "New Advisory Agreements"), the Board of Directors considered that the Transaction might close and the Current Manager might cease operations prior to the date of the special meeting of shareholders and receipt of shareholder approval. Accordingly, the Board of Directors approved an Interim Management Agreement with the New Manager and Interim Sub-Advisory Agreements with the current Sub-Advisers (collectively, the "Interim Advisory Agreements") relating to each of the Portfolios. The Interim Advisory Agreements will take effect upon the Closing Date if shareholder approval of the New Advisory Agreements has not yet been obtained and will remain in effect for a period up to 150 days. The Interim Advisory Agreements require all advisory and sub-advisory fees to be escrowed pending shareholder approval of the New Advisory Agreements.

     Effective as of the Closing Date, Touchstone Securities Corporation will serve as distributor of the Fund.